UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2009

CORNERWORLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-128614	98-0441869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12404 Park Central Drive, Suite 400

Dallas, Texas 75251

(Address of principal executive offices) (zip code)

(214) 224-1081

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported in a Current Report on Form 8-K filed by Cornerworld Corporation (“Cornerworld” or the “Company”) on February 27, 2009 (the “Initial Form 8-K”), Cornerworld completed its acquisition (the “Acquisition”) of all of the issued and outstanding equity interests of each of Woodland Wireless Solutions, Ltd. (“Woodland Wireless”), West Michigan Co-Location Services, L.L.C. (“WMCLS”) and T2 TV, L.L.C. (“T2 TV”), and forty voting member units of S Squared, LLC, doing business in the state of Michigan as “Ranger Wireless LLC” (“Ranger”), through its newly-formed wholly-owned subsidiary, Woodland Holdings Corp. (“Woodland Holdings”), pursuant to the terms of a Stock Purchase Agreement, dated February 23, 2009 (the “Effective Date”), by and among Woodland Holdings, Cornerworld, Ned B. Timmer and HCC Foundation (“HCC Foundation”). Immediately following the Acquisition, the forty voting member units of Ranger that were purchased by Woodland Holdings were contributed to Woodland Wireless and all other issued and outstanding voting member units of Ranger remained held by Woodland Wireless. As a result, Ranger became a wholly-owned subsidiary of Woodland Wireless. In addition, pursuant to a Unit Purchase Agreement (the “Unit Purchase Agreement”) entered into on the Effective Date among Woodland Holdings, Phone Services and More, L.L.C., doing business as Visitatel (“Visitatel”), T2 Communications, L.L.C. (“T2 Communications”) and Ned B. Timmer, Woodland Holdings agreed to purchase all of the outstanding voting member units of each of Visitatel and T2 Communications, for an aggregate purchase price of $300,000. Final consummation of the transactions contemplated by the Unit Purchase Agreement remains subject to certain regulatory approvals and is expected to occur within the next 90 days.

Woodland Wireless, Ranger, WMCLS and Visitatel are collectively referred to herein as the “Ranger Wireless Group”. T2 Communications and T2 TV are collectively referred to herein as the “T2 Group”.

In accordance with Instruction 5 of Item 2.01 of Form 8-K and pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K, Cornerworld hereby amends Items 9.01(a) and (b) of the Initial Form 8-K in order to provide historical financial statements of each of the Ranger Wireless Group and the T2 Group and related pro forma financial information, which financial statements and information were excluded from the Initial Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

In accordance with Instruction 5 of Item 2.01 of Form 8-K and pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K, Cornerworld hereby amends the Initial Form 8-K to include the information required under Item 9.01(a) (Financial Statements of Businesses Acquired) and Item 9.01(b) (Pro Forma Financial Information).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The independent auditors’ report and financial statements of the Ranger Wireless Group as of and for the fiscal years ended December 31, 2008 and 2007 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The independent auditors’ report and financial statements of the T2 Group as of and for the fiscal years ended December 31, 2008 and 2007 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information of Cornerworld, the Ranger Wireless Group and the T2 Group is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Independent Auditors’ report and audited financial statements of the Ranger Wireless Group as of and for the fiscal years ended December 31, 2008 and 2007.

99.2	Independent Auditors’ report and audited financial statements of the T2 Group as of and for the fiscal years ended December 31, 2008 and 2007.

99.3	Unaudited pro forma financial information of Cornerworld, the Ranger Wireless Group and the T2 Group.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerworld Corporation

Dated: May 11, 2009	By:	/s/ Scott Beck
Scott Beck
Chief Executive Officer